EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard Index Funds
File Number: 811-2652
Registrant CIK Number: 0000036405


Items 72, 73 and 74

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


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Series 1 SEC Identifier S000002839 500 Index Trust
Class 1 SEC Identifier C000007773
Class 2 SEC Identifier C000007774
Class 3 SEC Identifier C000035202
Class 4 SEC Identifier C000092055

Items 74A-75B

74A-$0
74C-$38,497
74F-$110,769,063
74I-$650,828
74J-$189,893
74L-$285,305
74N-$111,933,586
74O-$176,201
74P-$140,797
74R4-$267,956
74T-$111,348,632
75B-$109,385,111


Item 72DD

1. Total Income dividends for which record date passed during the period                                           $243,160
2. Dividends for a second class of open-end company shares                                                         $544,244
3. Dividends for a third class of open-end company shares                                                          $232,386
4. Dividends for a fourth class of open-end company shares                                                         $37,528

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $1.143
        2. Dividends from a second class of open-end company shares                                                 $1.220
        3. Dividends from a third class of open-end company shares                                                  $1.008
        4. Dividends from a fourth class of open-end company shares                                                 $0.605

Item 74

U)      1. Number of shares outstanding                                                                             208,466
        2. Number of shares outstanding for a second class of shares of open-end company shares                     448,098
        3. Number of shares outstanding for a third class of shares of open-end company shares                      232,713
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     76,766

V)      1. Net asset value per share (to the nearest cent)                                                          125.55
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                125.55
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 103.71
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                62.30


Series 2 SEC Identifier S000002841 Extended Market Index
Class 1 SEc Identifier C000007779
Class 2 SEC Identifier C000007780
Class 3 SEC Identifier C000007781
Class 4 SEC Identifier C000007782
Class 5 SEC Identifier C000035204
Class 6 SEC Identifier C000096110

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $634
2. Dividends for a second class of open-end company shares                                                          $1,274
3. Dividends for a third class of open-end company shares                                                           $1,399
4. Dividends for a fourth class of open-end company shares                                                          $307
5. Dividends for a fifth class of open-end company shares                                                           $452
6. Dividends for a sixth class of open-end company shares                                                           $562

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.009
        2. Dividends from a second class of open-end company shares                                                 $.010
        3. Dividends from a third class of open-end company shares                                                  $.010
        4. Dividends for a fourth class of open-end company shares                                                  $.014
        5. Dividends for a fifth class of open-end company shares                                                   $.008
	6. Dividends for a sixth class of open-end company shares                                                   $.026


Item 74

U)      1. Number of shares outstanding                                                                             67,686
        2. Number of shares outstanding for a second class of shares of open-end company shares                     127,395
        3. Number of shares outstanding for a third class of shares of open-end company shares                      126,608
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     24,170
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                      54,839
	6. Number of shares outstanding for a sixth class of shares of open-end company shares                      45,312

V)      1. Net asset value per share (to the nearest cent)                                                          42.76
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                42.80
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 42.80
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                56.42
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)                 36.77
	6. Net asset value per share of a sixth class open-end company shares (to the nearest cent)                 105.63


Series 3 SEC Identifier S000002848 Total Stock Market Index
Class 1 SEC Identifier C000007805
Class 2 SEC Identifier C000007806
Class 3 SEc Identifier C000007807
Class 4 SEC Identifier C000007808
Class 5 SEC Identifier C000035211

Items 74A-75B

74A- $44,922
74C- $58,307
74E- $0
74F- $189,238,013
74I- $1,423,776
74J- $162,490
74L- $735,090
74N- $191,662,598
74O- $248,082
74P- $150,806
74R4-$931,038
74T- $190,332,672
75B- $183,283,077

Item 72DD

1. Total Income dividends for which record date passed during the period                                           $605,266
2. Dividends for a second class of open-end company shares                                                         $512,225
3. Dividends for a third class of open-end company shares                                                          $332,109
4. Dividends for a fourth class of open-end company shares                                                         $196,926
5. Dividends for a fifth class of open-end company shares							   $65,372

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.298
        2. Dividends from a second class of open-end company shares                                                 $0.319
        3. Dividends from a third class of open-end company shares                                                  $0.319
        4. Dividends for a fourth class of open-end company shares                                                  $0.654
	5. Dividends for a fifth class of open-end company shares						    $0.307

Item 74

U)      1. Number of shares outstanding    									  2,078,488
        2. Number of shares outstanding for a second class of shares of open-end company shares                   1,625,314
        3. Number of shares outstanding for a third class of shares of open-end company shares                    1,066,298
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   308,217
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			  217,904

V)      1. Net asset value per share (to the nearest cent)                                                  	  33.90
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	  33.91
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	  33.91
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	  69.66
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		  32.73

Series 4 SEC Identifier S000002840 Value Index
Class 1 SEC Identifier C000007775
Class 2 SEC Identifier C000007776
Class 3 SEC Identifier C000007777
Class 4 SEC Identifier C000007778
Class 5 SEC Identifier C000035203

Item 72DD

1. Total Income dividends for which record date passed during the period                                        $19,140
2. Dividends for a second class of open-end company shares                                                      $42,912
3. Dividends for a third class of open-end company shares                                                       $53,804
4. Dividends for a fourth class of open-end company shares                                                      $74,710
5. Dividends for a fifth class of open-end company shares					                $21,349

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                 $0.267
        2. Dividends from a second class of open-end company shares                                             $0.284
        3. Dividends from a third class of open-end company shares                                              $0.287
        4. Dividends for a fourth class of open-end company shares                                              $0.73
	5. Dividends for a fifth class of open-end company shares					        $0.296

Item 74

U)      1. Number of shares outstanding   									71,424
        2. Number of shares outstanding for a second class of shares of open-end company shares                 152,045
        3. Number of shares outstanding for a third class of shares of open-end company shares                  193,623
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                 104,119
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			74,272

V)      1. Net asset value per share (to the nearest cent)                                                  	21.81
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	21.80
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	21.80
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	55.89
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		22.69

Series 5 SEC Identifier S000002842 Growth Index
Class 1 SEC Identifier C000007783
Class 2 SEc Identifier C000007784
Class 3 SEc Identifier C000007785
Class 4 SEC Identifier C000007786
Class 5 SEC Identifier C000035205

Item 72DD

1. Total Income dividends for which record date passed during the period                                         $16,568
2. Dividends for a second class of open-end company shares                                                       $31,469
3. Dividends for a third class of open-end company shares                                                        $32,462
4. Dividends for a fourth class of open-end company shares                                                       $42,701
5. Dividends for a fifth class of open-end company shares							 $16,822

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                  $0.183
        2. Dividends from a second class of open-end company shares                                              $0.207
        3. Dividends from a third class of open-end company shares                                               $0.211
        4. Dividends for a fourth class of open-end company shares                                               $0.403
	5. Dividends for a fifth class of open-end company shares						 $0.192

Item 74

U)      1. Number of shares outstanding										 89,973
        2. Number of shares outstanding for a second class of shares of open-end company shares                 152,439
        3. Number of shares outstanding for a third class of shares of open-end company shares                  156,468
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                  110,515
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			 92,682
V)      1. Net asset value per share (to the nearest cent)                                                  	35.01
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	35.01
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	35.01
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	68.01
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		32.42

Series 6 SEC Identifier S000002845 Small Cap Index
Class 1 SEc Identifier C000007795
Class 2 SEc Identifier C000007796
Class 3 SEc Identifier C000007797
Class 4 SEc Identifier C000007798
Class 5 SEC Identifier C000035208
Class 6 SEC Identifier C000096112

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $912
2. Dividends for a second class of open-end company shares                                                        $1,319
3. Dividends for a third class of open-end company shares                                                         $1,350
4. Dividends for a fourth class of open-end company shares                                                        $1,046
5. Dividends for a fifth class of open-end company shares							  $870
6. Dividends for a sixth class of open-end company shares                                                         $482

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.008
        2. Dividends from a second class of open-end company shares                                               $.008
        3. Dividends from a third class of open-end company shares                                                $.009
        4. Dividends for a fourth class of open-end company shares                                                $.019
        5. Dividends for a fifth class of open-end company shares                                                 $.008
	6. Dividends for a sixth class of open-end company shares						  $.025

Item 74

U)      1. Number of shares outstanding                                                                           108,819
        2. Number of shares outstanding for a second class of shares of open-end company shares                   164,403
        3. Number of shares outstanding for a third class of shares of open-end company shares                    154,874
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   54,874
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    112,324
	6. Number of shares outstanding for a sixth class of shares of open-end company shares 			  19,332

V)      1. Net asset value per share (to the nearest cent)                                                        36.37
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              36.41
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               36.41
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              75.99
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               32.80
	6. Net asset value per share of a sixth class open-end company shares (to the nearest cent) 		  105.10


Series 7 SEC Identifier S000002844 Mid Cap Index
Class 1 SEC Identifier C000007791
Class 2 SEC Identifier C000007792
Class 3 SEC Identifier C000007793
Class 4 SEc Identifier C000007794
Class 5 SEC Identifier C000035207
Class 6 SEC Identifier C000096111


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $404
2. Dividends for a second class of open-end company shares                                                          $810
3. Dividends for a third class of open-end company shares                                                           $609
4. Dividends for a fourth class of open-end company shares                                                          $371
5. Dividends for a fifth class of open-end company shares                                                           $683
6. Dividends for a sixth class of open-end company shares                                                           $421


Item 7389

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.002
        2. Dividends from a second class of open-end company shares                                                 $.012
        3. Dividends from a third class of open-end company shares                                                  $.002
        4. Dividends for a fourth class of open-end company shares                                                  $.008
	5. Dividends for a fifth class of open-end company shares                                                   $.005
	6. Dividends for a sixth class of open-end company shares                                                   $.012

Item 74

U)      1. Number of shares outstanding                                                                           189,408
        2. Number of shares outstanding for a second class of shares of open-end company shares                   67,007
        3. Number of shares outstanding for a third class of shares of open-end company shares                    300,426
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   46,266
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    143,236
	6. Number of shares outstanding for a sixth class of shares of open-end company shares                    46,064

V)      1. Net asset value per share (to the nearest cent)                                                        21.05
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              95.57
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               21.11
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              77.17
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               30.16
	6. Net asset value per share of a sixth class open-end company shares (to the nearest cent)               104.12

Series 8 SEC Identifier S000002847 Small Cap Value Index
Class 1 SEC Identifier C000007802
Class 2 SEc Identifier C000007803
Class 3 SEc Identifier C000007804
Class 4 SEC Identifier C000105305

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $899
2. Dividends for a second class of open-end company shares                                                        $352
3. Dividends for a third class of open-end company shares                                                         $829
4. Dividends for a fourth class of open-end company shares					                  $1,035

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.007
        2. Dividends from a second class of open-end company shares                                               $.007
        3. Dividends from a third class of open-end company shares                                                $.029
	4. Dividends from a fourth class of open-end company shares						  $.014

Item 74

U)      1. Number of shares outstanding                                                                           123,239
        2. Number of shares outstanding for a second class of shares of open-end company shares                   50.781
        3. Number of shares outstanding for a third class of shares of open-end company shares                    29,194
	4. Number of shares outstanding for a fourth class of shares of open-end company shares			  75,483

V)      1. Net asset value per share (to the nearest cent)                                                        16.32
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              16.36
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               68.13
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)		  29.27


Series 9 SEC Identifier S000002846 Small Cap Growth Index
Class 1 SEC Identifier C000007799
Class 2 SEc Identifier C000007800
Class 3 SEC Identifier C000007801
Class 4 SEC Identifier C000105304

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $117
2. Dividends for a second class of open-end company shares                                                        $161
3. Dividends for a third class of open-end company shares                                                         $150
4. Dividends for a fourth class of ope-end company shares							  $208

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.001
        2. Dividends from a second class of open-end company shares                                               $.002
        3. Dividends from a third class of open-end company shares                                                $.006
	4. Dividends from a fourth class of open-end company shares					          $.003

Item 74

U)      1. Number of shares outstanding                                                                           114,440
        2. Number of shares outstanding for a second class of shares of open-end company shares                   88,366
        3. Number of shares outstanding for a third class of shares of open-end company shares                    24,103
	4. Number of shares outstanding for a fourth class of shares of open-end company shares			  71,526

V)      1. Net asset value per share (to the nearest cent)                                                        23.52
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              23.57
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               83.70
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)		  29.43

Series 10 SEC Identifier S000002843 Large-Cap Index
Class 1 SEC Identifier C000007787
Class 2 SEC Identifier C000007788
Class 3 SEC Identifier C000007789
Class 4 SEC Identifier C000007790
Class 5 SEC Identifier C000035206

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $2,608
2. Dividends for a second class of open-end company shares                                                        $8,305
3. Dividends for a third class of open-end company shares                                                         $5,721
4. Dividends for a fourth class of open-end company shares                                                        $31,399
5. Dividends for a fifth class of open-end company shares                                                         $5,406
Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.220
        2. Dividends from a second class of open-end company shares                                               $0.297
        3. Dividends from a third class of open-end company shares                                                $1.237
        4. Dividends from a fourth class of open-end company shares                                               $0.589
        5. Dividends from a fifth class of open-end company shares                                                $0.259

Item 74

U)      1. Number of shares outstanding                                                                             11,832
        2. Number of shares outstanding for a second class of shares of open-end company shares                     28,296
        3. Number of shares outstanding for a third class of shares of open-end company shares                      4,745
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     53,891
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                      21,318

V)      1. Net asset value per share (to the nearest cent)                                                           25.09
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 31.36
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	    129.08
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	     62.10
     	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)      	     27.36


Series 11 SEC Identifier S000012756 Mid-Cap Growth Index
Class 1 SEC Identifier C000034427
Class 2 SEC Identifier C000105306
Class 3 SEC Identifier C000034428

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $20
2. Dividends for a second class of open-end company shares                                                        $96
3. Dividends for a third class of open-end company shares                                                         $151

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.001
        2. Dividends from a second class of open-end company shares                                               $0.004
        3. Dividends from a third class of open-end company shares                                                $0.008


Item 74

U)      1. Number of shares outstanding                                                                             20,449
        2. Number of shares outstanding for a second class of shares of open-end company shares                     27,710
        3. Number of shares outstanding for a third class of shares of open-end company shares                      18,379


V)      1. Net asset value per share (to the nearest cent)                                                           25.31
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 27.73
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	     64.41



Series 12 SEC Identifier S000012757 Mid Cap Value Index
Class 1 SEC Identifier C000034429
Class 2 SEC Identifier C000105307
Class 3 SEC Identifier C000034430


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $43
2. Dividends for a second class of open-end company shares                                                          $40
3. Dividends for a third class of open-end company shares                                                           $100


Item 7389

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.002
        2. Dividends from a second class of open-end company shares                                                 $.003
        3. Dividends from a third class of open-end company shares                                                  $.006

Item 74

U)      1. Number of shares outstanding                                                                           20,824
        2. Number of shares outstanding for a second class of shares of open-end company shares                   14,443
        3. Number of shares outstanding for a third class of shares of open-end company shares                    17,090


V)      1. Net asset value per share (to the nearest cent)                                                        21.63
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              28.48
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               54.97



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